Schedule of Investments (unaudited)
November 30, 2024
iShares® Emergent Food and AgTech Multisector ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.3%
Nufarm Ltd./Australia	5,299	$13,204
Canada — 2.9%
Nutrien Ltd.	2,664	124,595
France — 5.8%
Danone SA	2,255	154,241
Eurofins Scientific SE	1,790	88,566
		242,807
Germany — 7.8%
BASF SE	2,992	134,455
Bayer AG, Registered	4,099	84,148
GEA Group AG	2,162	108,258
		326,861
Japan — 3.0%
Kubota Corp.	10,000	125,351
Netherlands — 0.5%
Corbion NV	896	20,789
Norway — 5.0%
Bakkafrost P/F	698	41,380
Mowi ASA	6,509	118,428
Salmar ASA	972	50,617
		210,425
United Kingdom — 2.3%
Croda International PLC	1,763	77,422
Genus PLC	904	19,766
		97,188
Security	Shares	Value
United States — 71.9%
AGCO Corp.	855	$86,535
CF Industries Holdings Inc.	1,921	172,237
CNH Industrial NV	13,026	163,607
Corteva Inc.	3,249	202,218
Deere & Co.	395	184,030
Ecolab Inc.	752	187,075
Exponent Inc.	660	65,149
FMC Corp.	1,700	100,453
International Flavors & Fragrances Inc.	1,890	172,670
International Paper Co.	3,899	229,378
Kellanova	2,657	215,987
Mosaic Co. (The)	4,082	108,010
Neogen Corp.(a)	2,834	40,186
Packaging Corp. of America	869	216,251
Sealed Air Corp.	2,055	75,213
Smurfit WestRock PLC	6,770	372,485
Sotera Health Co.(a)	1,446	19,044
Trimble Inc.(a)	3,083	224,966
Waters Corp.(a)	494	190,052
		3,025,546
Total Investments — 99.5% (Cost: $4,742,254)		4,186,766
Other Assets Less Liabilities — 0.5%		20,074
Net Assets — 100.0%		$4,206,840

(a)	Non-income producing security.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended November 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/24	Shares Held at 11/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$32 (b)	$—	$(32)	$—	$—	—	$48 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0 (b)	—	—	—	—	—	7	—
				$(32)	$—	$—		$55	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments (unaudited)(continued)
November 30, 2024
iShares® Emergent Food and AgTech Multisector ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini Russell 2000 Index	1	12/20/24	$12	$1,190
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,150,141	$1,036,625	$—	$4,186,766
Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,190	$—	$—	$1,190

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.